Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 11, 1998





                   MARRIOTT RESIDENCE INN LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



         Delaware                      033-20022                52-1558094
(State or other jurisdiction of     (Commission File Number)   (I.R.S.Employer
incorporation or organization)                               Identification No.)



   10400 Fernwood Road, Bethesda, MD                             20817-1109
(Address of principal executive office)                         (Zip Code)


        Registrant's telephone number, including area code: 301-380-2070
















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ITEM 5.       OTHER EVENTS

On June 11, 1998, August 24, 1998 and November 24, 1998, the General Partner sent to the Limited Partners of the Partnership a letter that accompanied the Partnership's Quarterly Reports on Form 10-Q. Such letters are being filed as exhibits to this Current Report on Form 8-K.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits

99.1 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10Q for the Quarter Ended March 27, 1998.

99.2 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's
       Quarterly Report on Form 10-Q for the Quarter Ended June 19, 1998.

99.3 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's
       Quarterly Report on Form 10-Q for the Quarter Ended
       September 11, 1998.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                             MARRIOTT RESIDENCE INN
                               LIMITED PARTNERSHIP

                             By:    RIBM ONE CORPORATION
                                    General Partner



     November 30, 1998       By:      /s/ Earla L. Stowe

                             Name:    Earla L. Stowe
                             Title:   Vice President and Chief Accounting
                                      Officer


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                                      EXHIBIT INDEX


Exhibit
No.:     Description:

99.1 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended March 27, 1998.

99.2 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's
        Quarterly Report on Form 10-Q for the Quarter Ended June
        19, 1998.

99.3    Letter from the General Partner to the Limited
        Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended September 11, 1998.